Exhibit 1.1

OMEGA HEALTHCARE INVESTORS, INC.

$700,000,000

4.375% Senior Notes due 2023

UNDERWRITING AGREEMENT

June 30, 2016

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10036

Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated
One Bryant Park

New York, New York 10036

Credit Agricole Securities (USA) Inc.
1301 Avenue of the Americas
New York, New York 10019

As Representatives of the several
Underwriters listed in Schedule 1 hereto

Ladies and Gentlemen:

Omega Healthcare Investors, Inc., a Maryland corporation (the “Company”), and the Company’s subsidiaries listed on the signature pages hereto (the “Subsidiary Guarantors”), including OHI Healthcare Properties Limited Partnership, a Delaware limited partnership (the “Operating Partnership”), hereby confirm their agreement with you, as set forth below.

Section 1.          The Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Underwriters named in Schedule 1 (the “Underwriters”) $700,000,000 aggregate principal amount of its 4.375% Senior Notes due 2023 (the “Notes”). The Notes will be unconditionally guaranteed (the “Guarantees”) on a senior basis by the Subsidiary Guarantors. The Notes and the Guarantees are collectively referred to herein as the “Securities.” The Securities are to be issued under an indenture (the “Indenture”) to be dated as of July 12, 2016 by and among the Company, the Subsidiary Guarantors and U.S. Bank National Association, as Trustee (the “Trustee”). Each of J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Agricole Securities (USA) Inc. has agreed to act as the representatives of the several Underwriters (the “Representatives”) in connection with the offering and sale of the Securities.

The Company and the Subsidiary Guarantors hereby confirm their agreement with the several Underwriters concerning the purchase and sale of the Securities, as follows:

1.          Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Act”), a registration statement on Form S-3 (File No. 333-208710), including a prospectus, relating to the Securities. Such registration statement was post-effectively amended on June 30, 2016. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before it became effective, any prospectus filed with the Commission pursuant to Rule 424(a) or 424(b) under the Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available to the Underwriters upon request of purchasers pursuant to Rule 173 under the Act) in connection with confirmation of sales of the Securities. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to 2:30 p.m., New York City time, on June 30, 2016, the time when sales of the Securities were first made (the “Time of Execution”), the Company had prepared the following information (collectively, the “Pricing Disclosure Package”): a Preliminary Prospectus dated June 30, 2016 and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Act) listed on Annex A hereto.

Section 2.          Representations and Warranties. As of the Time of Execution and at the Closing Date, each of the Company and the Subsidiary Guarantors, jointly and severally, represents and warrants to and agrees with each of the Underwriters as follows:

(a)          No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, complied in all material respects with the Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements

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therein, in the light of the circumstances under which they were made, not misleading. At the Time of Execution, the Pricing Disclosure Package did not, and on the Closing Date, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that each of the Company and the Subsidiary Guarantors makes no representation or warranty as to the information contained in or omitted from the Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriters through the Representatives specifically for inclusion therein. No statement of material fact included in the Prospectus has been omitted from the Pricing Disclosure Package and no statement of material fact included in the Pricing Disclosure Package that is required to be included in the Prospectus has been omitted therefrom. The Company has not distributed or referred to and will not distribute or refer to any written communications (as defined in Rule 405 of the Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Act or Rule 134 under the Act, (ii) the Preliminary Prospectus, (iii) the Prospectus, (iv) the documents listed on Annex A hereto as constituting part of the Pricing Disclosure Package and (v) any recorded electronic road show, made available to investors. Each such Issuer Free Writing Prospectus complies in all material respects with the Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying or filed prior to the first use of such Issuer Free Writing Prospectus, did not at the Time of Execution, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that each of the Company and the Subsidiary Guarantors makes no representation or warranty as to the information contained in or omitted from each such Issuer Free Writing Prospectus, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriters through the Representatives specifically for inclusion therein.

(b)          The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Act against the Company or related to the offering of the Securities has been initiated or, to the knowledge of the Company, threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Trust Indenture Act”), and did not and will not contain any untrue statement of a

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material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.

(c)          Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement, the Prospectus and the Pricing Disclosure Package (an “Incorporated Document”) complied when such documents were filed with the Commission, or will comply when so filed, in all material respects with the Exchange Act and the applicable rules and regulations thereunder. None of the Incorporated Documents, when filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Pricing Disclosure Package, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)          All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right, except as disclosed in Part II of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 with respect to the sales of shares pursuant to the Company’s equity shelf program between May 31, 2011 and June 30, 2011.

(e)          The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland, with full corporate power and authority to acquire, own, lease and operate its properties, and to lease the same to others, and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Notes as contemplated herein. The Company is in compliance in all respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions, except where the failure to be in compliance would

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not, individually or in the aggregate, either (i) have a material adverse effect on the business, properties, financial condition, results of operation or prospects of the Company and the Subsidiaries (as defined under the Act) taken as a whole or (ii) prevent consummation of the transactions contemplated hereby (the occurrence of such effect or such prevention described in the foregoing clauses (i) and (ii) being herein referred to as a “Material Adverse Effect”).

(f)          The Company is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

(g)          On the Closing Date, each Subsidiary Guarantor will issue its Guarantee of the Notes; the Company owns, directly or indirectly, all of the issued and outstanding equity interests of each of the Subsidiaries, other than the Operating Partnership and OHI Asset HUD SF, LLC (the “Subsidiary REIT”); the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity other than the equity interests of the Subsidiaries, or as would not be material to the Company and the Subsidiaries on a consolidated basis. Complete and correct copies of the articles of incorporation and the bylaws of the Company and all amendments thereto have been delivered to you, and no changes therein or to the articles of incorporation and the bylaws (or other organizational documents) of the Subsidiaries will be made from and including the date hereof through and including the Closing Date. Each Subsidiary has been duly formed and is validly existing as a corporation, limited liability company, limited partnership or trust in good standing under the laws of the jurisdiction of its formation, with full organizational power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to be so formed and existing or to have such organizational power and authority would not, individually or in the aggregate, have a Material Adverse Effect. Each Subsidiary is duly qualified to do business as a foreign corporation, limited liability company, limited partnership or trust and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect. Each Subsidiary is in compliance in all respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions, except where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect. All of the outstanding shares of equity interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except for the Operating Partnership and the Subsidiary REIT, are owned, directly or indirectly, by the Company subject to no security interest, other material encumbrance or adverse claims. No options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding. The Company has no “significant subsidiary,” as that term is defined in

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Rule 1-02(w) of Regulation S-X under the Act, other than (i) the Operating Partnership and (ii) those listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

(h)          The Company has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Notes. The Notes, when issued, will be in the form contemplated by the Indenture. The Notes have been duly and validly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and when delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company, in each case entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

(i)          Each of the Subsidiary Guarantors has all requisite organizational power and authority to execute, deliver and perform each of its obligations under the Guarantees. The Guarantees, when issued, will be in the form contemplated by the Indenture. The Guarantees have been duly and validly authorized by each of the Subsidiary Guarantors and, when the Guarantees are executed by each of the Subsidiary Guarantors and the Notes are authenticated by the Trustee in accordance with the provisions of the Indenture, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Subsidiary Guarantors, entitled to the benefits of the Indenture and enforceable against such Subsidiary Guarantor in accordance with their terms, subject to (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

(j)          The Company and each of the Subsidiary Guarantors has all requisite corporate or organizational power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture meets the requirements for qualification under the Trust Indenture Act and upon effectiveness of the Registration Statement was or will have been duly qualified under the Trust Indenture Act. The Indenture has been duly and validly authorized by the Company and each of the Subsidiary Guarantors and, when executed and delivered by the Company and each of the Subsidiary Guarantors (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of the Company and each of the Subsidiary Guarantors, enforceable against the Company and each of the Subsidiary Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

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(k)          The Company and each of the Subsidiary Guarantors has all requisite corporate or organizational power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation by the Company and each of the Subsidiary Guarantors of the transactions contemplated hereby have been duly authorized by the Company and each of the Subsidiary Guarantors. This Agreement has been duly and validly executed and delivered by the Company and each of the Subsidiary Guarantors.

(l)          Neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) its (i) respective charter or bylaws (or other formation documents), (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected (including, without limitation, the Indenture) or (iii) any federal, state, local or foreign law, regulation or rule, including, without limitation, the rules and regulations of the New York Stock Exchange (the “NYSE”), or any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties, except in the case of clauses (ii) and (iii) above, for such breaches, violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The execution, delivery and performance of this Agreement, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby will neither (A) conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (1) the charter or bylaws (or other formation documents) of the Company or any of the Subsidiaries, (2) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected (including, without limitation, the Indenture), or (3) any federal, state or local law, regulation or rule, including the rules and regulations of the NYSE, or any decree, judgment or order applicable to the Company or any of the Subsidiaries, except in the case of clause (2) above, for such breaches, violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect, nor (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any of the properties (real and personal (including, without limitation, mortgage loans and unsecured loans)) described in the Registration Statement, the Pricing Disclosure Package or the Prospectus as being owned or leased by the Company or any of the Subsidiaries (collectively, the “Properties”, and each individually, a “Property”).

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(m)          No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with the NYSE, or approval of the stockholders of the Company, is required in connection with the issuance and sale of the Securities or the consummation by the Company or any of the Subsidiary Guarantors of the transactions contemplated hereby other than which has been effected and any necessary qualification under the securities or “Blue Sky” laws of the various jurisdictions in which the Securities are being offered by the Underwriters.

(n)          Except as expressly set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Securities, whether as a result of the sale of the Securities as contemplated thereby or otherwise.

(o)          Each of the Company and the Subsidiaries (and to the Company’s knowledge, each operator, lessee or sublessee of any Property (as defined below) or portion thereof) (i) has all necessary licenses, authorizations, consents and approvals, (ii) has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and (iii) has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to acquire and own, lease or sublease, lease to others and conduct its respective business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except in the case of clauses (i), (ii) and (iii) above, where the failure to have such items, make such filings or obtain such items would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries (nor, to the knowledge of the Company or any of the Subsidiary Guarantors, any such operator, lessee or sublessee) is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

(p)          All legal or governmental proceedings, affiliate transactions, off-balance sheet transactions (including, without limitation, transactions related to, and the existence of, “variable interest entities” within the meaning of Statement of Financial Accounting Standards No. 167), contracts, licenses, agreements, leases or documents required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement or any incorporated document have been so described or filed as required.

(q)          There are no actions, suits, claims, investigations or proceedings pending or, to the knowledge of the Company or any of the Subsidiary Guarantors, threatened or contemplated to which the Company or any of the Subsidiaries, or any of their respective directors or officers (or, to the Company’s knowledge, any person from whom the Company or any Subsidiary acquired any of the Properties (each, a “seller”), or any lessee, sublessee or operator of any Property or any portion thereof) is or would be a party, or of which any of the respective properties or assets of the Company and the

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Subsidiaries, or any Property, is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect.

(r)          Ernst & Young LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is incorporated by reference in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, are independent public accountants as required by the Act and by Rule 3600T of the Public Company Accounting Oversight Board.

(s)          The audited and unaudited consolidated financial statements of the Company and the Subsidiaries included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, together with the related notes, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified and have been prepared in compliance with the applicable requirements of the Act and the Exchange Act and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis during the periods involved (except, in the case of unaudited financial statements, for normal year-end adjustments and the absence of notes). The other financial and statistical data set forth or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus are fairly presented in all material respects and prepared on a basis consistent with the financial statements and books and records of the Company. Any pro forma financial statements and related notes thereto included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus have been prepared in accordance with the requirements of the Act and the Exchange Act relating to such pro forma financial statements (as if such pro forma financial statements were included in a registration statement) and the assumptions underlying the adjustments set forth in such pro forma financial information are reasonable and are set forth in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus. There are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus (including, without limitation, as required by Rules 3-12 or 3-05 or Article 11 of Regulation S-X under the Act to the extent applicable) that are not included as required. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Statement of Financial Accounting Standards No. 167), not disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

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(t)          Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there has not been (i) any material adverse change, or any development which could have a reasonable possibility of giving rise to a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any material adverse change in the capital stock (except as the result of the exercise, vesting, or forfeiture of rights or awards held by directors and employees under the Company’s stock incentive plans described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or issuances under the Company’s dividend reinvestment and common stock purchase plan, or upon the redemption of outstanding units of the Operating Partnership in accordance with the terms of its partnership agreement) or any Subsidiary or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary except for regular quarterly dividends of the Company, corresponding distributions by the Operating Partnership, distributions on preferred units of the Subsidiary REIT in accordance with the terms of its organizational documents, dividends and distributions of Subsidiaries payable to the Company or Subsidiaries, or as disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(u)          Neither the Company nor any Subsidiary is and, after giving effect to the offering and sale of the Securities and the consummation of the transactions contemplated hereby, neither of them will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

(v)         None of the Company, the Subsidiaries or any agent acting on their behalf, other than the Underwriters (as to which the Company does not represent), has taken or will take any action that would cause this Agreement or the sale of the Notes to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

(w)          The Company, and each of the Subsidiaries, has insurable title, and, in the case of real property, in fee simple, to the Properties, free and clear of all liens, claims, mortgages, deeds of trust, restrictions, security interests and other encumbrances or defects (“Property Encumbrances”), except for (x) the leasehold interests of lessees in the Properties of the Company and the Subsidiaries held under lease (the “Leases”) and (y) any other Property Encumbrances that would not, individually or in the aggregate, have a Material Adverse Effect. All Property Encumbrances on or affecting the Properties which are required to be disclosed in the Registration Statement, the Pricing Disclosure Package and Prospectus are disclosed therein as required.

(x)          Each of the Leases pertaining to the Properties has been duly authorized by the Company or a Subsidiary, as applicable, and is a valid, subsisting and enforceable agreement of the Company or such Subsidiary, as applicable, and, to the knowledge of

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the Company, each other party thereto, enforceable in accordance with its terms, except where the failure of such Lease to be duly authorized, or a valid, subsisting and enforceable agreement of the Company or such Subsidiary, as applicable, would not, individually or in the aggregate, have a Material Adverse Effect, and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally or general equitable principles.

(y)          Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no person other than the Company or a Subsidiary has an option or right of first refusal to purchase all or part of any Property owned by the Company or any interest therein, and to the Company’s knowledge no such right exists with respect to any Property that the Company or any Subsidiary leases (as lessee), except for such options or rights of first refusal which, if refused, will not, individually or in the aggregate, have a Material Adverse Effect.

(z)          To the knowledge of the Company or any of the Subsidiary Guarantors, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no lessee of any portion of any of the Properties is in default under its respective lease, and there is no event which, with notice, lapse of time or both, would constitute a default under any such lease, except such defaults that would not, individually or in the aggregate, have a Material Adverse Effect.

(aa)         To the knowledge of the Company or any of the Subsidiary Guarantors, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no borrower of a mortgage loan from the Company is in default under its respective mortgage loan, and there is no event which, with notice, lapse of time or both, would constitute a default under any such mortgage loan, except such defaults that would not, individually or in the aggregate, have a Material Adverse Effect.

(bb)         The Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being owned or licensed by them or which are necessary for the conduct of their respective businesses, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect.

(cc)         Neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice, except as would not, individually or in the aggregate, have a Material Adverse Effect. There has been no violation of any federal, state or local law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries, except as would not, individually or in the aggregate, have a Material Adverse Effect.

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(dd)         Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and the Subsidiaries and their properties, assets and operations (and, to the knowledge of the Company or any of the Subsidiary Guarantors, each operator or lessee of any Property or portion thereof) are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect. There are no past, present or, to the knowledge of the Company or any of the Subsidiary Guarantors, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws, except as would not, individually or in the aggregate, have a Material Adverse Effect. Except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries, nor, to the knowledge of the Company or any of the Subsidiary Guarantors, any seller, lessee, sublessee or operator of any Property or portion thereof or any previous owner thereof, (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below). Neither the Company nor any of the Subsidiaries, nor, to the knowledge of the Company or any of the Subsidiary Guarantors, any seller, lessee, sublessee or operator of any Property or portion thereof or any previous owner thereof, has received from any governmental authority notice of any violation, concerning the Properties, of any municipal, state or federal law, rule or regulation or of any Environmental Law, except for such violations as have heretofore been cured and except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect. As used herein, “Environmental Law” means any federal, state or local law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law.

(ee)         The Company and the Subsidiaries have (A) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and have made all declarations and filings with, all applicable authorities, all self-regulatory authorities and all courts and other tribunals (each, an “Authorization”) necessary to engage in the business conducted by them in the manner described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as would not, individually or in the aggregate, have a Material Adverse Effect, and (B) no reason to believe that any governmental body or agency, domestic or foreign, is considering limiting, suspending or

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revoking any such Authorization, except where any such limitations, suspensions or revocations would not, individually or in the aggregate, have a Material Adverse Effect. All such Authorizations are valid and in full force and effect and the Company and the Subsidiaries are in compliance with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect to such Authorizations, except for any invalidity, failure to be in full force and effect or noncompliance with any Authorization that would not, individually or in the aggregate, have a Material Adverse Effect.

(ff)         Neither the Company nor any of the Subsidiaries, nor, to the knowledge of the Company or any of the Subsidiary Guarantors, any seller, lessee, sublessee or operator of any Property or portion thereof, has received from any governmental authority any written notice of any condemnation of, or zoning change affecting, the Properties or any portion thereof, and the Company does not know of any such condemnation or zoning change which is threatened, except for such condemnations or zoning changes that, if consummated, would not, individually or in the aggregate, have a Material Adverse Effect.

(gg)         All tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding and whether or not shown on a tax return) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those taxes being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP or the filing of tax returns or the payment of any taxes which would not, individually or in the aggregate, have a Material Adverse Effect. There is no tax deficiency which has been or could reasonably be expected to be asserted against the Company or any Subsidiary, except any tax deficiency which would not, individually or in the aggregate, have a Material Adverse Effect. The Company has made adequate charges, accruals and reserves in accordance with GAAP in the applicable financial statements referred to in Section 2(s) hereof in respect of all taxes for all periods as to which the tax liability of the Company or its Subsidiaries has not been finally determined.

(hh)         There is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Subsidiaries that is pending or, to the knowledge of the Company or any of the Subsidiary Guarantors, threatened.

(ii)         Each of the Company and the Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amount as the Company reasonably deems to be adequate and as are customary in the business in which they are engaged, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Except as would not, individually or in the aggregate, have a Material Adverse Effect, all policies of insurance insuring the Company and the Subsidiaries or any of their businesses, assets, employees, officers, directors and trustees are in full force and effect, and the Company and the Subsidiaries are in compliance with the terms of such policies in all material respects. Except as

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would not, individually or in the aggregate, have a Material Adverse Effect, there are no claims by the Company or any of the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.

(jj)         Neither the Company nor any of the Subsidiaries has sustained, since the date of the last audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Prospectus, any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except for such loss or interference as would not, individually or in the aggregate, have a Material Adverse Effect.

(kk)         Neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the leases, contracts or agreements referred to or described in, or filed as an exhibit to, any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the knowledge of the Company or any Subsidiary Guarantor after due inquiry, any other party to any such contract or agreement, except for such termination or non-renewal as would not, individually or in the aggregate, have a Material Adverse Effect.

(ll)         The Company and its Subsidiaries on a consolidated basis maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(mm)         The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls. Any material weaknesses in internal controls have been identified for the Company’s auditors. Since the date of the most recent evaluation of

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such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct. The Company and the Subsidiaries are in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the NYSE promulgated thereunder.

(nn)         This Agreement, the Securities and the Indenture will conform in all material respects to the descriptions thereof in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(oo)         No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Securities.

(pp)         Immediately after the consummation of the transactions contemplated by this Agreement, the fair value and present fair saleable value of the assets of each of the Company and the Subsidiaries (each on a consolidated basis) will exceed the sum of its stated liabilities and identified contingent liabilities; none of the Company or the Subsidiaries (each on a consolidated basis) is, nor will any of the Company or the Subsidiaries (each on a consolidated basis) be, after giving effect to the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.

(qq)         The Company is not an “ineligible issuer” and is a “well-known seasoned issuer,” in each case as defined in Rule 405 under the Act.

(rr)         No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ss)         The Company has provided you true, correct and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company or any Subsidiary to any director or executive officer of the Company, or to any family member or affiliate of any director or executive officer of the Company. On or after December 31, 2015, the Company has not, directly or indirectly, including through any Subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any

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director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on December 31, 2015.

(tt)         All statistical or market-related data included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(uu)         Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company or any of the Subsidiary Guarantors, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement, the Pricing Disclosure Package, the Prospectus or any document incorporated by reference therein.

(vv)         Except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(ww)         From and including the Company’s taxable year ended December 31, 1992, the Company was and is organized in conformity with the requirements for, its actual methods of operation through the date hereof have permitted, and its proposed methods of operation will permit the Company to meet the requirements for, qualification and taxation as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended, and the Company has qualified and will so qualify, and the Company will continue to meet such requirements and qualify as a REIT after consummation of the contemplated transactions and the application of the proceeds, if any, from the offering of the Notes by the Company as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. All statements in the Registration Statement, the Pricing Disclosure Package and the Prospectus regarding the Company’s qualification as a REIT are true, complete and correct in all material respects.

(xx)        Neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Securities.

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(yy)         Any certificate signed by any officer of the Company or any Subsidiary Guarantor and delivered to any Underwriter or to counsel for the Underwriters shall be deemed a joint and several representation and warranty by the Company and each of the Subsidiary Guarantors to each Underwriter as to the matters covered thereby.

(zz)         Neither the Company nor any of the Subsidiaries, nor any director, officer or employee of the Company or any of the Subsidiaries nor, to the knowledge of the Company or any of the Subsidiary Guarantors, any agent, affiliate or other person associated with or acting on behalf of the Company or any of the Subsidiaries has: (i) used any corporate funds of the Company or any of the Subsidiaries for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act on behalf of the Company or any of the Subsidiaries in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) taken an act on behalf of the Company or any of the Subsidiaries in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act on behalf of the Company or any of the Subsidiaries in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and the Subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws appropriate for the nature of the Company’s business.

(aaa)        The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of the Subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company or any of the Subsidiary Guarantors, threatened.

(bbb)        Neither the Company nor any of the Subsidiaries, the Company’s and the Subsidiaries’ directors, officers or employees, nor, to the knowledge of the Company or any of the Subsidiary Guarantors, any agent, affiliate or other person associated with or acting on behalf of the Company or any of the Subsidiaries is currently the subject or the

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target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of the Subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Burma (Myanmar), Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, initial purchaser, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and the Subsidiaries have not knowingly engaged in, are not now knowingly engaged in and will not engage in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

Section 3.          Purchase, Sale and Delivery of the Notes. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company and the Subsidiary Guarantors agree to issue and sell to the Underwriters, and the Underwriters, acting severally and not jointly, agree to purchase the Securities in the respective amounts set forth on Schedule 1 hereto from the Company at a price equal to 99.114% of their principal amount, plus accrued interest, if any, from July 12, 2016 to the Closing Date. One or more certificates in definitive form for the Securities that the Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Underwriters request upon notice to the Company of at least 48 hours (but not less than one business day) prior to the Closing Date, shall be delivered by or on behalf of the Company and the Subsidiary Guarantors to the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer (same day funds), to such account or accounts as the Company shall specify in writing prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of and payment for the Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York at 10:00 A.M., New York time, on July 12, 2016 or at such other place, time or date as the Underwriters, on the one hand, and the Company, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the “Closing Date.” The Company and the Subsidiary Guarantors will make such certificate or certificates for the Securities available for checking and packaging by the Underwriters at the offices of J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Agricole Securities (USA) Inc. in New York, New York, or at such other place as the Representatives may designate, at least 24 hours prior to the Closing Date.

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Section 4.          Offering by the Underwriters. The Underwriters propose to make a public offering of the Securities at the price and upon the terms set forth in the Pricing Disclosure Package and the Prospectus as soon as practicable after this Agreement is entered into and as in the judgment of the Underwriters is advisable.

Section 5.          Covenants of the Company. Each of the Company and the Subsidiary Guarantors, as the case may be, jointly and severally, covenants and agrees with the Underwriters as follows:

(a)          The Company and the Subsidiary Guarantors will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Act, will file any Issuer Free Writing Prospectus (including the Term Sheet in the form of Annex B hereto) to the extent required by Rule 433 under the Act; and the Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City as promptly as practical following the date of this Agreement in such quantities as the Representatives may reasonably request. The Company will pay the registration fees for this offering within the time period required by Rule 456(b)(1)(i) under the Act (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(b)          Before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time that the Registration Statement becomes effective, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object. The Company will promptly, upon the reasonable request of the Underwriters or counsel for the Underwriters, make any amendments or supplements to the Pricing Disclosure Package and the Prospectus that may be necessary or advisable in connection with the sale of the Securities by the Underwriters.

(c)          The Company and each of the Subsidiary Guarantors will cooperate with the Underwriters to arrange for the qualification of the Securities for offering and sale under the securities or “Blue Sky” laws of such U.S. jurisdictions as the Underwriters may reasonably designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; provided, however, that in connection therewith, neither the Company nor any Subsidiary Guarantor shall be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

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(d)          The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any amendment to the Prospectus or any Issuer Free Writing Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Act; (v) of the occurrence of any event within the Prospectus Delivery Period (as defined below) as a result of which the Prospectus, the Pricing Disclosure Package or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Pricing Disclosure Package or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)          If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with applicable law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (b) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Pricing Disclosure Package (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that the Pricing Disclosure Package will comply with law.

(f)          The Company will deliver, without charge, to each Underwriter (i) a conformed copy of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and (ii) during the

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Prospectus Delivery Period, as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the reasonable opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Act) in connection with sales of the Securities by any Underwriter or dealer.

(g)          If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with applicable law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Prospectus as so amended or supplemented, including any documents to be incorporated by reference, will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

(h)          The Company will apply the net proceeds from the sale of the Notes as set forth under “Use of proceeds” in the Pricing Disclosure Package and the Prospectus.

(i)          The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(j)          The Company will use commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

(k)          During the period from the date hereof through and including the Closing Date, the Company will not, without the prior written consent of the Representatives, directly or indirectly, issue, sell, offer to contract or grant any option to sell, pledge, transfer or otherwise dispose of any debt securities or securities exchangeable for or convertible into debt securities, provided that the foregoing shall not apply to the sale of the Securities under this Agreement.

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(l)          The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

Section 6.          Expenses. The Company and the Subsidiary Guarantors, jointly and severally, agree to pay all costs and expenses incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing and filing under the Act of the Registration Statement, any Issuer Free Writing Prospectus, the Pricing Disclosure Package and the Prospectus and any exhibit, amendment or supplement thereto, and any “Blue Sky” memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation (including printing), issuance and delivery to the Underwriters of the Securities, (v) the qualification of the Securities under state securities and “Blue Sky” laws, including filing fees and fees and disbursements of counsel for the Underwriters, (vi) expenses in connection with the “roadshow,” if any, and any other meetings with prospective investors in the Securities, (vii) fees and expenses of the Trustee, including fees and expenses of counsel, (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by the Financial Industry Regulatory Authority, (ix) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by the Depository Trust Company; and (x) any fees charged by investment rating agencies for the rating of the Securities. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated or because of any failure, refusal or inability on the part of the Company or the Subsidiary Guarantors to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder (other than solely by reason of a default by the Underwriters of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company and the Subsidiary Guarantors agree to promptly reimburse the Underwriters upon demand for all reasonable and documented out-of-pocket expenses (including the fees, disbursements and charges of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters), that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Securities.

Section 7.          Conditions of the Underwriters’ Obligations. The obligation of the Underwriters to purchase and pay for the Securities shall, in their sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

(a)          No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Act) and in accordance with Section 5(a) hereof;

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and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b)          On the Closing Date, the Representatives shall have received the opinions, dated as of the Closing Date and addressed to the Underwriters, of Bryan Cave LLP, counsel for the Company and certain of the Subsidiary Guarantors, in substantially the form provided to the Representatives concurrently with the execution of this Agreement and to such further effect as the Underwriters shall reasonably request. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiary Guarantors and certificates of public officials, copies of which shall have been provided to the Underwriters.

(c)          On the Closing Date, the Representatives shall have received the opinion, in form and substance satisfactory to the Representatives, dated as of the Closing Date and addressed to the Underwriters, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, with respect to certain legal matters relating to this Agreement and such other related matters as the Underwriters may reasonably require. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiary Guarantors and certificates of public officials, copies of which shall have been provided to the Underwriters.

(d)          On the date hereof, the Representatives shall have received from Ernst & Young LLP, independent registered public accountants for the Company, a comfort letter dated the date hereof, in form and substance satisfactory to counsel for the Underwriters with respect to the audited, unaudited and pro forma financial information in the Pricing Disclosure Package. On the Closing Date, the Representatives shall have received from Ernst & Young LLP, independent registered public accountants for the Company, a comfort letter dated the Closing Date, in form and substance satisfactory to counsel for the Underwriters, which shall refer to the comfort letter dated the date hereof and reaffirm or update as of a more recent date the information stated in the comfort letter dated the date hereof and similarly address the audited, unaudited and pro forma financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(e)          The representations and warranties of the Company and the Subsidiary Guarantors contained in this Agreement shall be true and correct on and as of the Time of Execution and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Company’s and the Subsidiary Guarantors’ officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of the Closing Date; the Company and the Subsidiary Guarantors shall have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Pricing Disclosure Package (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Pricing Disclosure Package, there shall have

23

been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

(f)          The sale of the Securities hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

(g)          Subsequent to the date of the most recent financial statements in the Pricing Disclosure Package (exclusive of any amendment or supplement thereto after the date hereof), none of the Company or any of the Subsidiaries shall have sustained any loss or interference with respect to its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or from any legal or governmental proceeding, order or decree, which loss or interference, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

(h)          The Representatives shall have received certificates of the Company and each of the Subsidiary Guarantors, dated the Closing Date, signed on behalf of the Company or the applicable Subsidiary Guarantor by its Chairman of the Board, President or any Vice President and the Chief Financial Officer, to the effect that:

(i)          the representations and warranties of the Company or the applicable Subsidiary Guarantor contained in this Agreement are true and correct on and as of the Time of Execution and on and as of the Closing Date, and the Company or the applicable Subsidiary Guarantor has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

(ii)         at the Closing Date, since the date hereof or since the date of the most recent financial statements in the Pricing Disclosure Package (exclusive of any amendment or supplement thereto after the date hereof), no event or development has occurred, and no information has become known to the Company or such Subsidiary Guarantor, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect; and

(iii)        the sale of the Securities hereunder has not been enjoined (temporarily or permanently).

(i)          On each of the date hereof and on the Closing Date, the Representatives shall have received a certificate of the Chief Financial Officer of the Company, on behalf of the Company for itself and its subsidiaries, dated the date hereof or the Closing Date (as applicable), substantially in the form set forth in Exhibit A hereto.

(j)          On the Closing Date, the Representatives shall have received the Indenture, as amended or supplemented from time to time, executed by the Company, each of the Subsidiary Guarantors and the Trustee and such agreement shall be in full force and effect.

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(k)          The Securities shall be eligible for clearance and settlement through The Depository Trust Company.

On or before the Closing Date, the Representatives and counsel for the Underwriters shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and the Subsidiaries as they shall have heretofore reasonably requested from the Company.

All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Underwriters and counsel for the Underwriters. The Company and the Subsidiary Guarantors shall furnish to the Underwriters such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Underwriters shall reasonably request.

Section 8.          Certain Agreements of the Underwriters. Each Underwriter hereby represents and agrees that:

(a)          It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that, solely as a result of use by such Underwriter, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433, (ii) any Issuer Free Writing Prospectus listed on Annex B or prepared pursuant to Section 2(a), Section 5(a) or Section 5(b) above (including any electronic road show), or (iii) any free writing prospectus prepared by such Underwriter and approved by the Company in advance in writing. Notwithstanding the foregoing, the Underwriters may use the Term Sheet in the form of Annex B hereto without the consent of the Company.

Section 9.          Indemnification and Contribution. (a)  The Company and the Subsidiary Guarantors, jointly and severally, agree to indemnify and hold harmless each Underwriter, its directors and officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which any Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, the following:

(i)          any untrue statement or alleged untrue statement made by the Company or any Subsidiary Guarantor in Section 2 hereof;

(ii)         any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged

25

omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading; or

(iii)        any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Pricing Disclosure Package, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

and will reimburse, as incurred, the Underwriters and each such controlling person for any reasonable legal or other documented expenses incurred by the Underwriters or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, the Company and the Subsidiary Guarantors will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Pricing Disclosure Package or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information concerning the Underwriters furnished to the Company by the Underwriters through the Representatives specifically for use therein, which is described in Section 12 hereof. The indemnity provided for in this Section 9 will be in addition to any liability that the Company and the Subsidiary Guarantors may otherwise have to the indemnified parties. The Company and the Subsidiary Guarantors shall not be liable under this Section 9 for any settlement of any claim or action effected without their prior written consent, which shall not be unreasonably withheld.

(b)          Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company and the Subsidiary Guarantors, their respective directors, their respective officers who signed the Registration Statement and each person, if any, who controls the Company and the Subsidiary Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company and the Subsidiary Guarantors or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Pricing Disclosure Package, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter, furnished to the Company by such Underwriter through the Representatives specifically for use therein, which is described in Section 12 hereof; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any reasonable legal or other documented expenses incurred

26

by the Company and the Subsidiary Guarantors or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. The indemnity provided for in this Section 9 will be in addition to any liability that the Underwriters may otherwise have to the indemnified parties. The Underwriters shall not be liable under this Section 9 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld.

(c)          Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Underwriters in the case of paragraph (a) of this Section 9 or the Company and the Subsidiary Guarantors in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the

27

indemnifying party. All fees and expenses reimbursed pursuant to this paragraph (c) shall be reimbursed as they are incurred. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party, or indemnity could have been sought hereunder by any indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance reasonably satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

(d)          In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to herein, each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company and the Subsidiary Guarantors on the one hand and any Underwriter on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriter. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Subsidiary Guarantors on the one hand, or such Underwriter on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Subsidiary Guarantors and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total underwriting discounts, commissions and other compensation received by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of

28

Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriters, and each director of the Company and the Subsidiary Guarantors, each officer of the Company or any Subsidiary Guarantor who signed the Registration Statement and each person, if any, who controls the Company and the Subsidiary Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

Section 10.         Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and the Subsidiary Guarantors, their respective officers and the Underwriters set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company and the Subsidiary Guarantors, any of their officers or directors, the Underwriters or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 5, 9, 10 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

Section 11.         Termination. (a) This Agreement may be terminated in the sole discretion of the Underwriters by notice to the Company and the Subsidiary Guarantors given prior to the Closing Date in the event that the Company and the Subsidiary Guarantors shall have failed, refused or been unable to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

(i)          any of the Company or the Subsidiaries shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Underwriters, has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Underwriters, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including, without limitation, a change in control of the Company or the Subsidiaries), except, in each case, as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto);

(ii)         trading in securities of the Company or in securities generally on the NYSE, NYSE MKT or the NASDAQ National Market shall have been suspended or materially limited or minimum or maximum prices shall have been established on any such exchange or market;

(iii)        a banking moratorium shall have been declared by New York or United States authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States;

29

(iv)        there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Underwriters, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Pricing Disclosure Package and the Prospectus; or

(v)         any securities of the Company shall have been downgraded by any nationally recognized statistical rating organization or any such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its ratings of any securities of the Company (other than an announcement with positive implications of a possible upgrading).

(b)          Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

Section 12.         Information Supplied by the Underwriters. The statements set forth (i) in the last paragraph on the front cover page, (ii) in the fifth paragraph and third and fourth sentences of the seventh paragraph under the heading “Underwriting,” it being understood that there are twelve paragraphs prior to the sub-heading “Other Relationships” under “Underwriting” in the Pricing Disclosure Package and the Prospectus and (iii) the fifth, sixth and eight sentences in the paragraph under the “Other relationships (conflicts of interest)” sub-heading under “Underwriting” in the Pricing Disclosure Package and the Prospectus (to the extent such statements relate to the Underwriters), as well as the marketing names of the Underwriters contained in the Pricing Disclosure Package and the Prospectus, constitute the only information furnished by the Underwriters to the Company for the purposes of Sections 2(a) and 9 hereof.

Section 13.         Notices. All communications hereunder shall be in writing and, if sent to the Underwriters, shall be mailed or delivered to: (i) J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: Investment Grade Syndicate Desk with a copy to the General Counsel, (ii) Merrill Lynch, Pierce, Fenner & Smith Incorporated, 50 Rockefeller Plaza, NY1-050-12-01, New York, New York 10020, Attention: High Grade Debt Capital Markets Transaction Management/Legal (iii) Credit Agricole Securities (USA) Inc., 1301 Avenue of the Americas, New York, New York 10019, Attention: Fixed Income Syndicate and (iv) if sent to the Company, shall be mailed or delivered to 200 International Circle, Suite 3500, Hunt Valley, Maryland  21030, Attention:  Robert O. Stephenson, Chief Financial Officer; with a copy to Bryan Cave LLP, One Atlantic Center, Fourteenth Floor, 1201 W. Peachtree Street, NW, Atlanta, Georgia  30309-3488, Attention:  Eliot Robinson.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

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Section 14.         Successors. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Subsidiary Guarantors and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Subsidiary Guarantors contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control the Underwriters within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Company and the Subsidiary Guarantors, their officers and any person or persons who control the Company and the Subsidiary Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from the Underwriters will be deemed a successor because of such purchase. The parties hereby agree that Merrill Lynch, Pierce, Fenner & Smith Incorporated may, without notice to the Company, assign its rights and obligations under this Agreement to any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Merrill Lynch, Pierce, Fenner & Smith Incorporated’s capital markets, investment banking or related businesses may be transferred following the date of this Agreement.

Section 15.         APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

Section 16.         Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Notes agreed to be purchased by such Underwriter hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Notes set forth opposite their names in Schedule 1 hereto bears to the aggregate principal amount of Notes set forth opposite the names of all the remaining Underwriters) the Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Notes set forth in Schedule 1 hereto, the Company shall be entitled to a further period of 36 hours within which to procure another party or parties reasonably satisfactory to the nondefaulting Underwriter or Underwriters to purchase no less than the amount of such unpurchased Notes that exceeds 10% of the principal amount thereof upon such terms herein set forth. If, however, the Company shall not have completed such arrangements within 72 hours after such default and the principal amount of such unpurchased Notes exceeds 10% of the principal amount of such Notes to be purchased on such date, then this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 16, the Closing Date shall be postponed for such period, not exceeding five

31

business days, as the Representatives, the Company and their counsel shall determine in order that the required changes in the Pricing Disclosure Package and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company or any nondefaulting Underwriter for damages occasioned by its default hereunder.

Section 17.         No Advisory or Fiduciary Responsibility. The Company and the Subsidiary Guarantors acknowledge and agree that (i) the offering of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Subsidiary Guarantors, on the one hand, and the Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or the Subsidiary Guarantors, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Subsidiary Guarantors with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Subsidiary Guarantors on other matters) or any other obligation to the Company or the Subsidiary Guarantors except the obligations expressly set forth in this Agreement and (iv) the Company and the Subsidiary Guarantors have consulted their own legal and financial advisors to the extent they deemed appropriate. The Company and the Subsidiary Guarantors agree that they will not claim that any Underwriter has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Subsidiary Guarantors, in connection with such transaction or the process leading thereto.

Section 18.         Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, the Subsidiary Guarantors and the Underwriters.

Very truly yours,

OMEGA HEALTHCARE INVESTORS, INC.,
as the Company

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

as a Subsidiary Guarantor

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

[Underwriting Agreement Execution Page]

11900 EAST ARTESIA BOULEVARD, LLC
1200 ELY STREET HOLDINGS CO. LLC
13922 CERISE AVENUE, LLC
1628 B STREET, LLC
2400 PARKSIDE DRIVE, LLC
2425 TELLER AVENUE, LLC
245 EAST WILSHIRE AVENUE, LLC
3232 ARTESIA REAL ESTATE, LLC
3806 CLAYTON ROAD, LLC
42235 COUNTY ROAD HOLDINGS CO. LLC
446 SYCAMORE ROAD, L.L.C.
48 HIGH POINT ROAD, LLC
523 HAYES LANE, LLC
637 EAST ROMIE LANE, LLC
ALAMOGORDO AVIV, L.L.C.
ALBANY STREET PROPERTY, L.L.C.
ARIZONA LESSOR - INFINIA, LLC
ARKANSAS AVIV, L.L.C.
ARMA YATES, L.L.C.
AVERY STREET PROPERTY, L.L.C
AVIV ASSET MANAGEMENT, L.L.C.
AVIV FINANCING I, L.L.C.
AVIV FINANCING II, L.L.C.
AVIV FINANCING III, L.L.C.
AVIV FINANCING IV, L.L.C.
AVIV FINANCING V, L.L.C.
AVIV FOOTHILLS, L.L.C.
AVIV HEALTHCARE PROPERTIES
OPERATING PARTNERSHIP I, L.P.
AVIV LIBERTY, L.L.C.
AVON OHIO, L.L.C.
BALA CYNWYD REAL ESTATE, LP
BAYSIDE COLORADO HEALTHCARE ASSOCIATES, LLC
BAYSIDE STREET II, LLC
BAYSIDE STREET, LLC
BELLEVILLE ILLINOIS, L.L.C.

as Subsidiary Guarantors

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

BELLINGHAM II ASSOCIATES, L.L.C.
BETHEL ALF PROPERTY, L.L.C.
BHG AVIV, L.L.C.
BIGLERVILLE ROAD, L.L.C.
BONHAM TEXAS, L.L.C.
BRADENTON ALF PROPERTY, L.L.C.
BURTON NH PROPERTY, L.L.C.
CALIFORNIA AVIV TWO, L.L.C.
CALIFORNIA AVIV, L.L.C.
CAMAS ASSOCIATES, L.L.C.
CANTON HEALTH CARE LAND, LLC
CARNEGIE GARDENS LLC
CASA/SIERRA CALIFORNIA ASSOCIATES, L.L.C.
CFG 2115 WOODSTOCK PLACE LLC
CHAMPAIGN WILLIAMSON FRANKLIN, L.L.C.
CHARDON OHIO PROPERTY HOLDINGS, L.L.C.
CHARDON OHIO PROPERTY, L.L.C.
CHATHAM AVIV, L.L.C.
CHIPPEWA VALLEY, L.L.C.
CHR BARTOW LLC
CHR BOCA RATON LLC
CHR BRADENTON LLC
CHR CAPE CORAL LLC
CHR FORT MYERS LLC
CHR FORT WALTON BEACH LLC
CHR LAKE WALES LLC
CHR LAKELAND LLC
CHR POMPANO BEACH BROWARD LLC
CHR POMPANO BEACH LLC
CHR SANFORD LLC
CHR SPRING HILL LLC
CHR ST. PETE BAY LLC
CHR ST. PETE EGRET LLC
CHR TAMPA CARROLLWOOD LLC
CHR TAMPA LLC
CHR TARPON SPRINGS LLC
CHR TITUSVILLE LLC

as Subsidiary Guarantors

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

CLARKSTON CARE, L.L.C.
CLAYTON ASSOCIATES, L.L.C.
COLONIAL GARDENS, LLC
COLONIAL MADISON ASSOCIATES, L.L.C.
COLORADO LESSOR - CONIFER, LLC
COLUMBUS TEXAS AVIV, L.L.C.
COLUMBUS WESTERN AVENUE, L.L.C.
COLVILLE WASHINGTON PROPERTY, L.L.C.
COMMERCE NURSING HOMES, L.L.C.
COMMERCE STERLING HART DRIVE, L.L.C.
CONROE RIGBY OWEN ROAD, L.L.C.
CR AVIV, L.L.C.
CRETE PLUS FIVE PROPERTY, L.L.C.
CROOKED RIVER ROAD, L.L.C.
CSE ALBANY LLC
CSE AMARILLO LLC
CSE ARDEN L.P.
CSE AUGUSTA LLC
CSE BEDFORD LLC
CSE BLOUNTVILLE LLC
CSE BOLIVAR LLC
CSE CAMBRIDGE LLC
CSE CAMBRIDGE REALTY LLC
CSE CAMDEN LLC
CSE CANTON LLC
CSE CASABLANCA HOLDINGS II LLC
CSE CASABLANCA HOLDINGS LLC
CSE CEDAR RAPIDS LLC
CSE CENTENNIAL VILLAGE, LP
CSE CHELMSFORD LLC
CSE CHESTERTON LLC
CSE CLAREMONT LLC
CSE CORPUS NORTH LLC
CSE DENVER ILIFF LLC
CSE DENVER LLC
CSE DOUGLAS LLC
CSE ELKTON LLC
CSE ELKTON REALTY LLC
CSE FAIRHAVEN LLC
CSE FORT WAYNE LLC

as Subsidiary Guarantors

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

CSE FRANKSTON LLC
CSE GEORGETOWN LLC
CSE GREEN BAY LLC
CSE HILLIARD LLC
CSE HUNTINGDON LLC
CSE HUNTSVILLE LLC
CSE INDIANAPOLIS-CONTINENTAL LLC
CSE INDIANAPOLIS-GREENBRIAR LLC
CSE JACINTO CITY LLC
CSE JEFFERSON CITY LLC
CSE JEFFERSONVILLE-HILLCREST CENTER LLC
CSE JEFFERSONVILLE-JENNINGS HOUSE LLC
CSE KERRVILLE LLC
CSE KING L.P.
CSE KINGSPORT LLC
CSE KNIGHTDALE L.P.
CSE LAKE CITY LLC
CSE LAKE WORTH LLC
CSE LAKEWOOD LLC
CSE LAS VEGAS LLC
CSE LAWRENCEBURG LLC
CSE LENOIR L.P.
CSE LEXINGTON PARK LLC
CSE LEXINGTON PARK REALTY LLC
CSE LIGONIER LLC
CSE LIVE OAK LLC
CSE LOWELL LLC
CSE MARIANNA HOLDINGS LLC
CSE MEMPHIS LLC
CSE MOBILE LLC
CSE MOORE LLC
CSE NORTH CAROLINA HOLDINGS I LLC
CSE NORTH CAROLINA HOLDINGS II LLC
CSE OMRO LLC
CSE ORANGE PARK LLC
CSE ORLANDO-PINAR TERRACE MANOR LLC
CSE ORLANDO-TERRA VISTA REHAB LLC
CSE PENNSYLVANIA HOLDINGS, LP

as Subsidiary Guarantors

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

CSE PIGGOTT LLC
CSE PILOT POINT LLC
CSE PINE VIEW LLC
CSE PONCA CITY LLC
CSE PORT ST. LUCIE LLC
CSE RICHMOND LLC
CSE RIPLEY LLC
CSE RIPON LLC
CSE SAFFORD LLC
CSE SALINA LLC
CSE SEMINOLE LLC
CSE SHAWNEE LLC
CSE SPRING BRANCH LLC
CSE STILLWATER LLC
CSE TAYLORSVILLE LLC
CSE TEXARKANA LLC
CSE TEXAS CITY LLC
CSE THE VILLAGE LLC
CSE UPLAND LLC
CSE WALNUT COVE L.P.
CSE WEST POINT LLC
CSE WHITEHOUSE LLC
CSE WILLIAMSPORT LLC
CSE WINTER HAVEN LLC
CSE WOODFIN L.P.
CSE YORKTOWN LLC
CUYAHOGA FALLS PROPERTY, L.L.C.
DALLAS TWO PROPERTY, L.L.C.
DANBURY ALF PROPERTY, L.L.C.
DARIEN ALF PROPERTY, L.L.C.
DELTA INVESTORS I, LLC
DELTA INVESTORS II, LLC
DENISON TEXAS, L.L.C.
DESERT LANE LLC
DIXIE WHITE HOUSE NURSING HOME, LLC
DIXON HEALTH CARE CENTER, LLC
EAST ROLLINS STREET, L.L.C.
EDGEWOOD DRIVE PROPERTY, L.L.C.
EFFINGHAM ASSOCIATES, L.L.C.
ELITE MATTOON, L.L.C.

as Subsidiary Guarantors

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

ELITE YORKVILLE, L.L.C.
ENCANTO SENIOR CARE, LLC
FALCON FOUR PROPERTY HOLDING, L.L.C.
FALCON FOUR PROPERTY, L.L.C.
FALFURRIAS TEXAS, L.L.C.
FLORIDA ALF PROPERTIES, L.L.C.
FLORIDA FOUR PROPERTIES, L.L.C.
FLORIDA LESSOR – MEADOWVIEW, LLC
FLORIDA REAL ESTATE COMPANY, LLC
FORT STOCKTON PROPERTY, L.L.C.
FOUR FOUNTAINS AVIV, L.L.C.
FREDERICKSBURG SOUTH ADAMS STREET, L.L.C.
FREEWATER OREGON, L.L.C.
FULLERTON CALIFORNIA, L.L.C.
G&L GARDENS, LLC
GARDNERVILLE PROPERTY, L.L.C.
GEORGIA LESSOR - BONTERRA/PARKVIEW, LLC
GERMANTOWN PROPERTY, L.L.C.
GILTEX CARE, L.L.C.
GLENDALE NH PROPERTY, L.L.C.
GOLDEN HILL REAL ESTATE COMPANY, LLC
GONZALES TEXAS PROPERTY, L.L.C.
GREAT BEND PROPERTY, L.L.C.
GREENBOUGH, LLC
GREENVILLE KENTUCKY PROPERTY, L.L.C.
HERITAGE MONTEREY ASSOCIATES, L.L.C.
HHM AVIV, L.L.C.
HIDDEN ACRES PROPERTY, L.L.C.
HIGHLAND LEASEHOLD, L.L.C.
HOBBS ASSOCIATES, L.L.C.
HOT SPRINGS ATRIUM OWNER, LLC
HOT SPRINGS AVIV, L.L.C.
HOT SPRINGS COTTAGES OWNER, LLC
HOT SPRINGS MARINA OWNER, LLC
HOUSTON TEXAS AVIV, L.L.C.
HUTCHINSON KANSAS, L.L.C.
HUTTON I LAND, LLC
HUTTON II LAND, LLC

as Subsidiary Guarantors

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

HUTTON III LAND, LLC
IDAHO ASSOCIATES, L.L.C.
ILLINOIS MISSOURI PROPERTIES, L.L.C.
INDIANA LESSOR – WELLINGTON MANOR, LLC
IOWA LINCOLN COUNTY PROPERTY, L.L.C.
JASPER SPRINGHILL STREET, L.L.C.
KANSAS FIVE PROPERTY, L.L.C.
KARAN ASSOCIATES TWO, L.L.C.
KARAN ASSOCIATES, L.L.C.
KARISSA COURT PROPERTY, L.L.C.
KB NORTHWEST ASSOCIATES, L.L.C.
KENTUCKY NH PROPERTIES, L.L.C.
KINGSVILLE TEXAS, L.L.C.
LAD I REAL ESTATE COMPANY, LLC
LEATHERMAN 90-1, LLC
LEATHERMAN PARTNERSHIP 89-1, LLC
LEATHERMAN PARTNERSHIP 89-2, LLC
LOUISVILLE DUTCHMANS PROPERTY, L.L.C.
MAGNOLIA DRIVE PROPERTY, L.L.C.
MANOR ASSOCIATES, L.L.C.
MANSFIELD AVIV, L.L.C.
MASSACHUSETTS NURSING HOMES, L.L.C.
MCCARTHY STREET PROPERTY, L.L.C.
MERIDIAN ARMS LAND, LLC
MINNESOTA ASSOCIATES, L.L.C.
MISHAWAKA PROPERTY, L.L.C.
MISSOURI ASSOCIATES, L.L.C.
MISSOURI REGENCY ASSOCIATES, L.L.C.
MONTANA ASSOCIATES, L.L.C.
MONTEREY PARK LEASEHOLD MORTGAGE, L.L.C.
MOUNT WASHINGTON PROPERTY, L.L.C.
MT. VERNON TEXAS, L.L.C.
MURRAY COUNTY, L.L.C.
MUSCATINE TOLEDO PROPERTIES, L.L.C.
N.M. BLOOMFIELD THREE PLUS ONE LIMITED COMPANY
N.M. ESPANOLA THREE PLUS ONE LIMITED COMPANY

as Subsidiary Guarantors

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

N.M. LORDSBURG THREE PLUS ONE LIMITED COMPANY
N.M. SILVER CITY THREE PLUS ONE LIMITED COMPANY
NEW HOPE PROPERTY, L.L.C.
NEWTOWN ALF PROPERTY, L.L.C.
NICHOLASVILLE KENTUCKY PROPERTY, L.L.C.
NORTH LAS VEGAS LLC
NORTH ROYALTON OHIO PROPERTY, L.L.C.
NORWALK ALF PROPERTY, L.L.C.
NRS VENTURES, L.L.C.
OAKLAND NURSING HOMES, L.L.C.
OCEAN SPRINGS NURSING HOME, LLC
OCTOBER ASSOCIATES, L.L.C.
OGDEN ASSOCIATES, L.L.C.
OHI (CONNECTICUT), LLC
OHI (ILLINOIS), LLC
OHI (INDIANA), LLC
OHI (IOWA), LLC
OHI ASSET (AR) ASH FLAT, LLC
OHI ASSET (AR) CAMDEN, LLC
OHI ASSET (AR) CONWAY, LLC
OHI ASSET (AR) DES ARC, LLC
OHI ASSET (AR) HOT SPRINGS, LLC
OHI ASSET (AR) MALVERN, LLC
OHI ASSET (AR) MENA, LLC
OHI ASSET (AR) POCAHONTAS, LLC
OHI ASSET (AR) SHERIDAN, LLC
OHI ASSET (AR) WALNUT RIDGE, LLC
OHI ASSET (AZ) AUSTIN HOUSE, LLC
OHI ASSET (CA), LLC
OHI ASSET (CO), LLC
OHI ASSET (CT) LENDER, LLC
OHI ASSET (FL) EUSTIS, LLC
OHI ASSET (FL) LAKE PLACID, LLC
OHI ASSET (FL) LENDER, LLC
OHI ASSET (FL) LUTZ, LLC
OHI ASSET (FL) PENSACOLA - HILLVIEW, LLC
OHI ASSET (FL) PENSACOLA, LLC

as Subsidiary Guarantors

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

OHI ASSET (FL), LLC
OHI ASSET (GA) DUNWOODY, LLC
OHI ASSET (GA) MACON, LLC
OHI ASSET (GA) MOULTRIE, LLC
OHI ASSET (GA) NASHVILLE, LLC
OHI ASSET (GA) ROSWELL, LLC
OHI ASSET (GA) SNELLVILLE, LLC
OHI ASSET (GA) VALDOSTA, LLC
OHI ASSET (ID) HOLLY, LLC
OHI ASSET (ID) MIDLAND, LLC
OHI ASSET (ID), LLC
OHI ASSET (IL), LLC
OHI ASSET (IN) AMERICAN VILLAGE, LLC
OHI ASSET (IN) ANDERSON, LLC
OHI ASSET (IN) BEECH GROVE, LLC
OHI ASSET (IN) CLARKSVILLE, LLC
OHI ASSET (IN) CLINTON, LLC
OHI ASSET (IN) CONNERSVILLE, LLC
OHI ASSET (IN) CROWN POINT, LLC
OHI ASSET (IN) EAGLE VALLEY, LLC
OHI ASSET (IN) ELKHART, LLC
OHI ASSET (IN) FOREST CREEK, LLC
OHI ASSET (IN) FORT WAYNE, LLC
OHI ASSET (IN) FRANKLIN, LLC
OHI ASSET (IN) GREENSBURG, LLC
OHI ASSET (IN) INDIANAPOLIS, LLC
OHI ASSET (IN) JASPER, LLC
OHI ASSET (IN) KOKOMO, LLC
OHI ASSET (IN) LAFAYETTE, LLC
OHI ASSET (IN) MADISON, LLC
OHI ASSET (IN) MONTICELLO, LLC
OHI ASSET (IN) NOBLESVILLE, LLC
OHI ASSET (IN) ROSEWALK, LLC
OHI ASSET (IN) SALEM, LLC
OHI ASSET (IN) SEYMOUR, LLC
OHI ASSET (IN) SPRING MILL, LLC
OHI ASSET (IN) TERRE HAUTE, LLC
OHI ASSET (IN) WABASH, LLC
OHI ASSET (IN) WESTFIELD, LLC
OHI ASSET (IN) ZIONSVILLE, LLC
OHI ASSET (LA) BATON ROUGE, LLC

as Subsidiary Guarantors

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

OHI ASSET (LA), LLC
OHI ASSET (MD) BALTIMORE - PALL MALL, LLC
OHI ASSET (MD) BALTIMORE - WEST BELVEDERE, LLC
OHI ASSET (MD) SALISBURY, LLC
OHI ASSET (MD), LLC
OHI ASSET (MI) CARSON CITY, LLC
OHI ASSET (MI) HEATHER HILLS, LLC
OHI ASSET (MI), LLC
OHI ASSET (MO), LLC
OHI ASSET (MS) BYHALIA, LLC
OHI ASSET (MS) CLEVELAND, LLC
OHI ASSET (MS) CLINTON, LLC
OHI ASSET (MS) COLUMBIA, LLC
OHI ASSET (MS) CORINTH, LLC
OHI ASSET (MS) GREENWOOD, LLC
OHI ASSET (MS) GRENADA, LLC
OHI ASSET (MS) HOLLY SPRINGS, LLC
OHI ASSET (MS) INDIANOLA, LLC
OHI ASSET (MS) NATCHEZ, LLC
OHI ASSET (MS) PICAYUNE, LLC
OHI ASSET (MS) VICKSBURG, LLC
OHI ASSET (MS) YAZOO CITY, LLC
OHI ASSET (NC) BISCOE, LLC
OHI ASSET (NC) CORNELIUS, LLC
OHI ASSET (NC) DREXEL, LLC
OHI ASSET (NC) FAYETTEVILLE, LLC
OHI ASSET (NC) HALLSBORO, LLC
OHI ASSET (NC) MARION, LLC
OHI ASSET (NC) MARSHVILLE, LLC
OHI ASSET (NC) MOCKSVILLE – 1007 HOWARD STREET, LLC
OHI ASSET (NC) MOCKSVILLE – 1304 MADISON ROAD, LLC
OHI ASSET (NC) NASHVILLE, LLC
OHI ASSET (NC) RAEFORD, LLC
OHI ASSET (NC) ROCKY MOUNT – 1558 S. WINSTEAD, LLC
OHI ASSET (NC) ROCKY MOUNT – 415 N. WINSTEAD, LLC

as Subsidiary Guarantors

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

OHI ASSET (NC) SALISBURY, LLC
OHI ASSET (NC) SALUDA, LLC
OHI ASSET (NC) SHALLOTTE, LLC
OHI ASSET (NC) WADESBORO, LLC
OHI ASSET (NC) WAYNESVILLE, LLC
OHI ASSET (NC) WILMINGTON, LLC
OHI ASSET (NC) WINSTON SALEM, LLC
OHI ASSET (NY) 2ND AVENUE, LLC
OHI ASSET (NY) 93RD STREET, LLC
OHI ASSET (OH) HUBER HEIGHTS, LLC
OHI ASSET (OH) LENDER, LLC
OHI ASSET (OH) NEW LONDON, LLC
OHI ASSET (OH) STEUBENVILLE, LLC
OHI ASSET (OH) TOLEDO, LLC
OHI ASSET (OH) WEST CARROLLTON, LLC
OHI ASSET (OH), LLC
OHI ASSET (OR) PORTLAND, LLC
OHI ASSET (OR) TROUTDALE, LLC
OHI ASSET (PA) GP, LLC
OHI ASSET (PA) WEST MIFFLIN, LP
OHI ASSET (PA), LLC
OHI ASSET (PA), LP
OHI ASSET (SC) AIKEN, LLC
OHI ASSET (SC) ANDERSON, LLC
OHI ASSET (SC) EASLEY ANNE, LLC
OHI ASSET (SC) EASLEY CRESTVIEW, LLC
OHI ASSET (SC) EDGEFIELD, LLC
OHI ASSET (SC) GREENVILLE GRIFFITH, LLC
OHI ASSET (SC) GREENVILLE LAURENS, LLC
OHI ASSET (SC) GREENVILLE NORTH, LLC
OHI ASSET (SC) GREENVILLE, LLC
OHI ASSET (SC) GREER, LLC
OHI ASSET (SC) MARIETTA, LLC
OHI ASSET (SC) MCCORMICK, LLC
OHI ASSET (SC) ORANGEBURG, LLC
OHI ASSET (SC) PICKENS EAST CEDAR, LLC
OHI ASSET (SC) PICKENS ROSEMOND, LLC
OHI ASSET (SC) PIEDMONT, LLC
OHI ASSET (SC) SIMPSONVILLE SE MAIN, LLC

as Subsidiary Guarantors

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

OHI ASSET (SC) SIMPSONVILLE WEST BROAD, LLC
OHI ASSET (SC) SIMPSONVILLE WEST CURTIS, LLC
OHI ASSET (TN) BARTLETT, LLC
OHI ASSET (TN) COLLIERVILLE, LLC
OHI ASSET (TN) JEFFERSON CITY, LLC
OHI ASSET (TN) MEMPHIS, LLC
OHI ASSET (TN) ROGERSVILLE, LLC
OHI ASSET (TX) ANDERSON, LLC
OHI ASSET (TX) BRYAN, LLC
OHI ASSET (TX) BURLESON, LLC
OHI ASSET (TX) COLLEGE STATION, LLC
OHI ASSET (TX) COMFORT, LLC
OHI ASSET (TX) DIBOLL, LLC
OHI ASSET (TX) GRANBURY, LLC
OHI ASSET (TX) HONDO, LLC
OHI ASSET (TX) ITALY, LLC
OHI ASSET (TX) SCHERTZ, LLC
OHI ASSET (TX) WINNSBORO, LLC
OHI ASSET (TX), LLC
OHI ASSET (UT) OGDEN, LLC
OHI ASSET (UT) PROVO, LLC
OHI ASSET (UT) ROY, LLC
OHI ASSET (VA) CHARLOTTESVILLE - 1165 PEPSI PLACE, LLC
OHI ASSET (VA) CHARLOTTESVILLE, LLC
OHI ASSET (VA) CHESAPEAKE, LLC
OHI ASSET (VA) FARMVILLE, LLC
OHI ASSET (VA) GALAX, LLC
OHI ASSET (VA) HILLSVILLE, LLC
OHI ASSET (VA) MADISON, LLC
OHI ASSET (VA) MARTINSVILLE SNF, LLC
OHI ASSET (VA) MECHANICSVILLE, LLC
OHI ASSET (VA) NORFOLK, LLC
OHI ASSET (VA) PORTSMOUTH, LLC
OHI ASSET (VA) RICHMOND - 2420 PEMBERTON ROAD, LLC
OHI ASSET (VA) RICHMOND - 9101 BON AIR, LLC

as Subsidiary Guarantors

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

OHI ASSET (VA) ROCKY MOUNT, LLC
OHI ASSET (VA) SUFFOLK, LLC
OHI ASSET (WA) BATTLE GROUND, LLC
OHI ASSET (WA) FORT VANCOUVER, LLC
OHI ASSET (WV) DANVILLE, LLC
OHI ASSET (WV) IVYDALE, LLC
OHI ASSET CHG ALF, LLC
OHI ASSET CSB LLC
OHI ASSET CSE–E SUBSIDIARY, LLC
OHI ASSET CSE–E, LLC
OHI ASSET CSE–U SUBSIDIARY, LLC
OHI ASSET CSE–U, LLC
OHI ASSET HUD CFG, LLC
OHI ASSET HUD DELTA, LLC
OHI ASSET HUD H-F, LLC
OHI ASSET HUD SF CA, LLC
OHI ASSET HUD SF, LLC
OHI ASSET HUD WO, LLC
OHI ASSET II (CA), LLC
OHI ASSET II (FL), LLC
OHI ASSET II (PA), LP
OHI ASSET III (PA), LP
OHI ASSET IV (PA) SILVER LAKE, LP
OHI ASSET MANAGEMENT, LLC
OHI ASSET RO PMM SERVICES, LLC
OHI ASSET RO, LLC
OHI ASSET, LLC
OHI HEALTHCARE PROPERTIES HOLDCO, INC.
OHI MEZZ LENDER, LLC
OHI TENNESSEE, LLC
OHIMA, LLC
OHIO AVIV THREE, L.L.C.
OHIO AVIV TWO, L.L.C.
OHIO AVIV, L.L.C.
OHIO INDIANA PROPERTY, L.L.C.
OHIO PENNSYLVANIA PROPERTY, L.L.C.
OKLAHOMA TWO PROPERTY, L.L.C.
OKLAHOMA WARR WIND, L.L.C.
OMAHA ASSOCIATES, L.L.C.
OMEGA TRS I, INC.

as Subsidiary Guarantors

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

ORANGE ALF PROPERTY, L.L.C.
ORANGE VILLAGE CARE CENTER, LLC.
ORANGE, L.L.C.
OREGON ASSOCIATES, L.L.C
OSO AVENUE PROPERTY, L.L.C.
OSTROM AVENUE PROPERTY, L.L.C.
PALM VALLEY SENIOR CARE, LLC
PANAMA CITY NURSING CENTER LLC
PAVILLION NORTH PARTNERS, LLC
PAVILLION NORTH, LLP
PAVILLION NURSING CENTER NORTH, LLC
PEABODY ASSOCIATES TWO, L.L.C.
PEABODY ASSOCIATES, L.L.C.
PENNINGTON ROAD PROPERTY, L.L.C.
PENSACOLA REAL ESTATE HOLDINGS I, LLC
PENSACOLA REAL ESTATE HOLDINGS II, LLC
PENSACOLA REAL ESTATE HOLDINGS III, LLC
PENSACOLA REAL ESTATE HOLDINGS IV, LLC
PENSACOLA REAL ESTATE HOLDINGS V, LLC
POCATELLO IDAHO PROPERTY, L.L.C.
POMONA VISTA L.L.C.
PRESCOTT ARKANSAS, L.L.C.
PV REALTY-CLINTON, LLC
PV REALTY-KENSINGTON, LLC
PV REALTY-WILLOW TREE, LLC
RATON PROPERTY LIMITED COMPANY
RAVENNA OHIO PROPERTY, L.L.C.
RED ROCKS, L.L.C.
RICHLAND WASHINGTON, L.L.C.
RIDGECREST SENIOR CARE, LLC
RIVERSIDE NURSING HOME ASSOCIATES TWO, L.L.C.
RIVERSIDE NURSING HOME ASSOCIATES, L.L.C.
ROCKINGHAM DRIVE PROPERTY, L.L.C.

as Subsidiary Guarantors

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

ROSE BALDWIN PARK PROPERTY L.L.C.
S.C. PORTFOLIO PROPERTY, L.L.C.
SALEM ASSOCIATES, L.L.C.
SAN JUAN NH PROPERTY, LLC
SANDALWOOD ARKANSAS PROPERTY, L.L.C.
SANTA ANA-BARTLETT, L.L.C.
SANTA FE MISSOURI ASSOCIATES, L.L.C.
SAVOY/BONHAM VENTURE, L.L.C.
SEARCY AVIV, L.L.C.
SEDGWICK PROPERTIES, L.L.C.
SEGUIN TEXAS PROPERTY, L.L.C.
SIERRA PONDS PROPERTY, L.L.C.
SKYLER BOYINGTON, LLC
SKYLER FLORIDA, LLC
SKYLER MAITLAND LLC
SKYLER PENSACOLA, LLC
SKYVIEW ASSOCIATES, L.L.C.
SOUTHEAST MISSOURI PROPERTY, L.L.C.
SOUTHERN CALIFORNIA NEVADA, L.L.C.
ST. JOSEPH MISSOURI PROPERTY, L.L.C.
ST. MARY’S PROPERTIES, LLC
STAR CITY ARKANSAS, L.L.C.
STEPHENVILLE TEXAS PROPERTY, L.L.C.
STERLING ACQUISITION, LLC
STEVENS AVENUE PROPERTY, L.L.C.
SUN-MESA PROPERTIES, L.L.C.
SUWANEE, LLC
TEXAS FIFTEEN PROPERTY, L.L.C.
TEXAS FOUR PROPERTY, L.L.C.
TEXAS LESSOR – STONEGATE GP, LLC
TEXAS LESSOR – STONEGATE, LIMITED, LLC
TEXAS LESSOR – STONEGATE, LP
TEXHOMA AVENUE PROPERTY, L.L.C.
THE SUBURBAN PAVILION, LLC
TUJUNGA, L.L.C.
TULARE COUNTY PROPERTY, L.L.C.
VRB AVIV, L.L.C.
WASHINGTON IDAHO PROPERTY, L.L.C.
WASHINGTON LESSOR – SILVERDALE, LLC

as Subsidiary Guarantors

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

WASHINGTON-OREGON ASSOCIATES, L.L.C.
WATAUGA ASSOCIATES, L.L.C.
WELLINGTON LEASEHOLD, L.L.C.
WEST PEARL STREET, L.L.C.
WEST YARMOUTH PROPERTY I, L.L.C.
WESTERVILLE OHIO OFFICE PROPERTY, L.L.C.
WHEELER HEALTHCARE ASSOCIATES, L.L.C.
WHITLOCK STREET PROPERTY, L.L.C.
WILCARE, LLC
WILLIS TEXAS AVIV, L.L.C.
YUBA AVIV, L.L.C.

as Subsidiary Guarantors

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

J.P. MORGAN SECURITIES LLC

Acting on behalf of itself and as a Representative of the several Underwriters

By: J.P. MORGAN SECURITIES LLC

By:	/s/ Stephen L. Sheiner
Name: Stephen L. Sheiner
Title: Executive Director

[Signature Page to Underwriting Agreement]

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

Acting on behalf of itself and as a Representative of the several Underwriters

By:

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:	/s/ Shawn Cepeda
Name: Shawn Cepeda
Title: Managing Director

[Signature Page to Underwriting Agreement]

CREDIT AGRICOLE SECURITIES (USA) INC.

Acting on behalf of itself and as a Representative of the several Underwriters

By: CREDIT AGRICOLE SECURITIES (USA) INC.

By:	/s/ Paul A. Brown
Name: Paul A. Brown
Title: Managing Director

[Signature Page to Underwriting Agreement]

SCHEDULE 1

Underwriters	Principal Amount of Notes
J.P. Morgan Securities LLC	$136,500,000

Merrill Lynch, Pierce, Fenner & Smith Incorporated	$126,000,000
Credit Agricole Securities (USA) Inc.	$94,500,000
Stifel, Nicolaus and Company, Incorporated	$70,000,000
SunTrust Robinson Humphrey, Inc.	$42,000,000
Morgan Stanley & Co. LLC	$42,000,000
RBC Capital Markets, LLC	$42,000,000
Capital One Securities, Inc.	$42,000,000
Wells Fargo Securities, LLC	$42,000,000
Mitsubishi UFJ Securities (USA), Inc.	$21,000,000
BBVA Securities Inc.	$14,000,000
BB&T Capital Markets, a division of BB&T Securities, LLC	$14,000,000
Regions Securities LLC	$14,000,000
Total	$700,000,000

ANNEX A

Pricing Term Sheet substantially in the form of Annex B.

ANNEX B

Issuer Free Writing Prospectus, dated June 30, 2016
Filed Pursuant to Rule 433 under the Securities Act of 1933
Supplementing the Preliminary Prospectus Supplement
dated June 30, 2016
Registration Statement No. 333-208710

$700,000,000
Omega Healthcare Investors, Inc.
4.375% Senior Notes due 2023

Issuer:	Omega Healthcare Investors, Inc.

Guarantees:	The notes will be fully and unconditionally guaranteed by the Company’s existing and future subsidiaries that guarantee indebtedness under the Company’s existing senior notes and the facilities under the Company’s credit agreements.

Title of Securities:	4.375% Senior Notes due 2023

Aggregate Principal Amount:	$700,000,000

Trade Date:	June 30, 2016

Settlement Date:	July 12, 2016 (T + 7)

Final Maturity Date:	August 1, 2023

Issue Price to Public:	99.739% plus accrued interest, if any, from July 12, 2016

Gross Proceeds to Issuer:	$698,173,000

Coupon:	4.375%

Yield to Maturity:	4.418%

Spread to Treasury:	+312.5 basis points

Benchmark Treasury:	UST 1.375% due June 30, 2023

Benchmark Treasury Yield:	1.293%

Interest Payment Dates:	August 1 and February 1, commencing February 1, 2017

Record Dates:	July 15 and January 15

Optional Redemption:	Make-whole call @ T+50 bps Par call on or after June 1, 2023

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Joint Book-Running Managers:	J.P. Morgan Securities LLC Merrill Lynch, Pierce, Fenner & Smith Incorporated Credit Agricole Securities (USA) Inc. Stifel, Nicolaus and Company, Incorporated

Co-Managers:

Capital One Securities, Inc.

Morgan Stanley & Co. LLC

RBC Capital Markets, LLC

SunTrust Robinson Humphrey, Inc.

Wells Fargo Securities, LLC

Mitsubishi UFJ Securities (USA), Inc.

BB&T Capital Markets, a division of BB&T Securities, LLC

BBVA Securities Inc.

Regions Securities LLC

CUSIP/ISIN Numbers:	CUSIP: 681936 BJ8 ISIN: US681936BJ87

The issuer has filed a registration statement (including a preliminary prospectus supplement and a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates. Before you invest, you should read the preliminary prospectus supplement and prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus supplement and prospectus if you request it by calling J.P. Morgan Securities LLC, collect at 212-834-4533, Merrill Lynch, Pierce, Fenner & Smith Incorporated toll-free at 1-800-294-1322 or Credit Agricole Securities (USA) Inc. at 866-807-6030.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

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EXHIBIT A

Form of Certificate of the Chief Financial Officer of the Company

I, Robert O. Stephenson, Chief Financial Officer of Omega Healthcare Investors, Inc., a Maryland corporation (the “Company”), hereby certify, on behalf of the Company and its subsidiaries, that:

1. I am knowledgeable with respect to the accounting records and internal accounting practices, policies, procedures and controls of the Company and its subsidiaries and as the Chief Financial Officer of the Company have responsibility for financial and accounting matters with respect to the Company and its subsidiaries, including, among other things: (i) preparing quarterly and annual financial statements and related disclosures for the Company in conformity with generally accepted accounting principles in the United States and (ii) maintaining adequate internal control over financial reporting.

2. I, or persons under my supervision, have reviewed the circled information on the attached copies of selected pages from the preliminary prospectus dated June 30, 2016 (the “Preliminary Prospectus”)1, including pages from certain of the documents incorporated by reference therein (the “Circled Information”), and believe such Circled Information, as of the date of the Preliminary Prospectus and the date hereof, matches or is accurately derived from the applicable internal accounting or financial records of the Company.

This certificate is being furnished to the Underwriters to assist the Underwriters in conducting and documenting their investigation of the affairs of the Company in connection with the offering and sale of the Notes.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the purchase agreement between the Company, the Subsidiary Guarantors referred to therein and the Underwriters referred to therein dated as of June 30, 2016.

[Signature Page Follows]

1 [To refer to Prospectus in the Closing Date Certificate.]

B-1

IN WITNESS WHEREOF, the undersigned has hereunto set his hands on the date first set forth above.

OMEGA HEALTHCARE INVESTORS, INC.

for itself and its subsidiaries

Name: Robert O. Stephenson

Title: Chief Financial Officer

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